Exhibit 10.2

SUBSCRIPTION AGREEMENT

Leo Holdings Corp.
21 Grosvenor Place,
London, SW1X 7HF

Ladies and Gentlemen:

In connection with the proposed business combination (the “Transaction”) between Leo Holdings Corp., a Cayman Islands exempted company (the “Company”), and Digital Media Solutions, LLC, a Delaware limited liability company (“DMS”), pursuant to a business combination agreement to be entered into among the Company, DMS and the other parties thereto (the “Transaction Agreement”), the Company is seeking commitments from interested investors to purchase Class A ordinary shares, par value $0.0001 per share (the “Shares”), for a purchase price of $10.00 per share. The aggregate purchase price to be paid by the undersigned for the subscribed Shares (as set forth on the signature page hereto) is referred to herein as the “Subscription Amount.” Immediately prior to the closing of the Transaction, the Company will domesticate as a Delaware corporation in accordance with Section 388 of the General Corporation Law of the State of Delaware (the “Domestication”).

In connection therewith, and in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, set forth herein, and intending to be legally bound hereby, the undersigned and the Company agree as follows:

1.             Subscription. The undersigned hereby irrevocably subscribes for and agrees to purchase from the Company such number of Shares as is set forth on the signature page of this Subscription Agreement on and subject to the terms provided for herein. The undersigned understands and agrees that the Company reserves the right to accept or reject the undersigned’s subscription for the Shares for any reason or for no reason, in whole or in part, at any time prior to its acceptance by the Company, and the same shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by a duly authorized person by or on behalf of the Company; the Company may do so in counterpart form. Notwithstanding the foregoing, in the event that the Company does not (i) accept the subscription, and (ii) consummate the closing of the Transaction, on or before July 31, 2020, this Subscription Agreement shall be void and of no further effect and any monies paid by the undersigned to the Company in connection herewith shall immediately be returned to the undersigned by wire transfer of immediately available funds in the same currency as that in which such funds were originally paid to the Company. In the event of rejection of the entire subscription by the Company or the termination of this subscription in accordance with the terms hereof, the undersigned’s payment hereunder will be returned promptly to the undersigned by wire transfer of immediately available funds in the same currency as that in which such funds were originally paid to the Company along with this Subscription Agreement, and this Subscription Agreement shall have no force or effect. The undersigned understands that, pursuant to the Domestication, the Shares that will be issued pursuant hereto shall be shares of common stock in a Delaware corporation.

2.             Closing. The closing of the sale of Shares contemplated hereby (the “Closing”) is contingent upon the substantially concurrent consummation of the Transaction. The Closing shall occur on the date of, and immediately prior to, the consummation of the Transaction. Upon (i) satisfaction or waiver of the conditions set forth in Section 3 below and (ii) delivery of written notice from (or on behalf of) the Company to the undersigned (the “Closing Notice”), that the Company reasonably expects all conditions to the closing of the Transaction to be satisfied on a date that is not less than three (3) business days from the date, on which the Closing Notice is delivered to the undersigned, the undersigned shall deliver to the Company, one business day immediately prior to the closing date specified in the Closing Notice (the “Closing Date”) the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice against delivery to the undersigned of the Shares, in book entry form as set forth in the following sentence. On the Closing Date, the Company shall cause the Shares to be registered in book entry form in the name of the undersigned on the Company’s share register. This Subscription Agreement shall terminate and be of no further force or effect, without any liability to either party hereto, if the Company notifies the undersigned in writing that it has abandoned its plans to move forward with the Transaction and/or terminates the undersigned’s obligations without the delivery of the Shares having occurred. For purposes of this Subscription Agreement, “business day” shall mean any day other than (a) any Saturday or Sunday or (b) any other day on which banks located in New York, New York are required or authorized by applicable law to be closed for business.

3.          Closing Conditions. The Closing is also subject to the conditions that, on the Closing Date:

a.             no suspension of the qualification of the Shares for offering or sale or trading in the United States or any State thereof shall have occurred other than in connection with the consummation of the Transaction;

b.             all representations and warranties of the Company and the undersigned contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined herein), which representations and warranties shall be true in all respects) at and as of the Closing Date, and consummation of the Closing shall constitute a reaffirmation by each of the Company and the undersigned of each of the representations, warranties, covenants and agreements of each such party contained in this Subscription Agreement as of the Closing Date, but in each case without giving effect to consummation of the Transaction;

c.             no applicable governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby, and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition; and

d.             all conditions precedent to the closing of the Transaction, including the approval of the Company’s shareholders, shall have been satisfied or waived (other than those conditions which, by their nature, are to be satisfied at the closing of the Transaction).

4.           Further Assurances. At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Subscription Agreement.

5.           Company Representations and Warranties. The Company represents and warrants to the undersigned that:

a.             The Company has been duly incorporated as an exempted company, is validly existing and is in good standing under the laws of the Cayman Islands, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted.

b.             As of the Closing Date, the Shares will be duly authorized and, when issued and delivered to the undersigned against full payment therefor in accordance with the terms of this Subscription Agreement, the Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s Certificate of Incorporation (as amended) or under the laws of the State of Delaware.

c.             This Subscription Agreement has been duly authorized, executed and delivered by the Company and, assuming that this Subscription Agreement constitutes the valid and binding agreement of the undersigned, this Subscription Agreement is enforceable against the Company in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

d.             The issuance and sale of the Shares and the compliance by the Company with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will be done in accordance with the rules of The New York Stock Exchange and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, shareholders’ equity or results of operations of the Company (a “Material Adverse Effect”) or materially affect the validity of the Shares or the legal authority of the Company to comply in all material respects with the terms of this Subscription Agreement; (ii) on the Closing Date, result in any violation of the provisions of the organizational documents of the Company; or (iii) on the Closing Date, result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that would reasonably be expected to have a Material Adverse Effect or materially affect the validity of the Shares or the legal authority of the Company to comply in all material respects with this Subscription Agreement; subject, in the case of the foregoing clauses (i) and (iii) with respect to the consummation of the transactions therein contemplated.

e.             The Company has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other person to any broker’s or finder’s fee or any other commission or similar fee in connection with the transactions contemplated by this Subscription Agreement for which the undersigned could become liable.

f.              The Company understands that the foregoing representations and warranties shall be deemed material and to have been relied upon by the undersigned.

6.           Subscriber Representations and Warranties. The undersigned represents and warrants to the Company that:

a.             The undersigned (i) is  a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), in each case, satisfying the applicable requirements set forth on Schedule A, (ii) is acquiring the Shares only for his, her or its own account and not for the account of others, or if the undersigned is subscribing for the Shares as a fiduciary or agent for one or more investor accounts, the undersigned has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule A). The undersigned is not an entity formed for the specific purpose of acquiring the Shares.

b.             The undersigned understands that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act. The undersigned understands that the Shares may not be resold, transferred, pledged or otherwise disposed of by the undersigned absent an effective registration statement under the Securities Act except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates representing the Shares shall contain a restrictive legend to such effect. The undersigned acknowledges that the Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. The undersigned understands and agrees that the Shares will be subject to transfer restrictions and, as a result of these transfer restrictions, the undersigned may not be able to readily resell the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. The undersigned understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Shares.

c.             The undersigned understands and agrees that the undersigned is purchasing Shares directly from the Company. The undersigned further acknowledges that there have been no representations, warranties, covenants and agreements made to the undersigned by the Company, or its officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements included in this Subscription Agreement.

d.             The undersigned’s acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law.

e.             The undersigned acknowledges and agrees that the undersigned has received such information as the undersigned deems necessary in order to make an investment decision with respect to the Shares, including, with respect to the Company, the Transaction and the business of DMS. Without limiting the generality of the foregoing, the undersigned acknowledges that it has reviewed (i) the Company’s filings with the Securities and Exchange Commission (the “SEC”) and (ii) the disclosure package provided to the undersigned (the “Disclosure Package”). The undersigned represents and agrees that the undersigned and the undersigned’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the undersigned and such undersigned’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares. The undersigned further acknowledges that the information contained in the Disclosure Package is preliminary and subject to change, and that any changes to the information contained in the Disclosure Package, including, without limitation, any changes based on updated information or changes in terms of the Transaction, shall in no way affect the undersigned’s obligation to purchase the Shares hereunder.

f.              The undersigned became aware of this offering of the Shares solely by means of direct contact between the undersigned and the Company or a representative of the Company, and the Shares were offered to the undersigned solely by direct contact between the undersigned and the Company or a representative of the Company. The undersigned did not become aware of this offering of the Shares, nor were the Shares offered to the undersigned, by any other means. The undersigned acknowledges that the Company represents and warrants that the Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

g.             The undersigned acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares, including those set forth in the Disclosure Package and in the Company’s filings with the SEC. The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the undersigned has sought such accounting, legal and tax advice as the undersigned has considered necessary to make an informed investment decision.

h.             Alone, or together with any professional advisor(s), the undersigned has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for the undersigned and that the undersigned is able at this time and in the foreseeable future to bear the economic risk of a total loss of the undersigned’s investment in the Company. The undersigned acknowledges specifically that a possibility of total loss exists.

i.              In making its decision to purchase the Shares, the undersigned has relied solely upon independent investigation made by the undersigned. Without limiting the generality of the foregoing, the undersigned has not relied on any statements or other information prepared by the Placement Agent concerning the Company or the Shares or the offer and sale of the Shares.

j.              The undersigned understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of this investment.

k.             The undersigned has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

l.              The execution, delivery and performance by the undersigned of this Subscription Agreement are within the powers of the undersigned, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the undersigned is a party or by which the undersigned is bound, and, if the undersigned is not an individual, will not violate any provisions of the undersigned’s charter documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature on this Subscription Agreement is genuine, and the signatory, if the undersigned is an individual, has legal competence and capacity to execute the same or, if the undersigned is not an individual the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms.

m.            Neither the due diligence investigation conducted by the undersigned in connection with making its decision to acquire the Shares nor any representations and warranties made by the undersigned herein shall modify, amend or affect the undersigned’s right to rely on the truth, accuracy and completeness of the Company’s representations and warranties contained herein.

n.             The undersigned is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”). The undersigned agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the undersigned is permitted to do so under applicable law. If the undersigned is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the undersigned maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required by applicable law, the undersigned maintains policies and procedures reasonably designed to ensure that the funds held by the undersigned and used to purchase the Shares were legally derived.

o.             No disclosure or offering document has been prepared by Citigroup Global Markets Inc. or any of its respective affiliates (the “Placement Agent”) in connection with the offer and sale of the Shares.

p.             The Placement Agent and each of its directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Company or the Shares or the accuracy, completeness or adequacy of any information supplied to the undersigned by the Company.

q.             In connection with the issue and purchase of the Shares, the Placement Agent has not acted as the undersigned’s financial advisor or fiduciary.

7.            Registration Rights. In the event that the Shares are not registered in connection with the consummation of the Transaction, the Company agrees that, within forty-five (45) calendar days after the consummation of the Transaction, the Company (or its successor) will file with the SEC (at the Company’s sole cost and expense) a registration statement registering such resale (the “Registration Statement”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof. The Company agrees to cause such Registration Statement or another shelf registration statement that registers the resale of the Shares to remain effective until the earliest of (i) the second anniversary of the Closing, (ii) the date on which the undersigned ceases to hold any Shares issued pursuant to this Subscription Agreement or (iii) on the first date on which the undersigned can sell all of its Shares issued pursuant to this Subscription Agreement (or shares received in exchange therefor) under Rule 144 of the Securities Act within 90 days without limitation as to the amount of such securities that may be sold. The Company may suspend the use of any such registration statement if it determines that in order for the registration statement to not contain a material misstatement or omission, an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act of 1934, as amended (the “Exchange Act”). The undersigned agrees to disclose its ownership to the Company upon request if reasonably necessary to assist them in making the determination described above. The Company’s obligations to include the Shares issued pursuant to this Subscription Agreement (or shares issued in exchange therefor) in the Registration

Statement are contingent upon the undersigned furnishing in writing to the Company such information regarding the undersigned, the securities of the Company held by the undersigned and the intended method of disposition of such Shares as shall be reasonably requested by the Company to effect the registration of such Shares, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations and are necessary for such registration.

8.            Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Transaction Agreement is terminated in accordance with its terms, (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (c) the Company’s notification to the undersigned in writing that it has abandoned its plans to move forward with the Transaction and/or terminates the undersigned’s obligations with respect to the subscription without the delivery of the Shares having occurred, (d) July 31, 2020, if the Closing or the closing of the Transaction has not occurred by such date, or (e) if any of the conditions to Closing set forth in Section 3 of this Subscription Agreement are not satisfied or waived, or are not capable of being satisfied, on or prior to the Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement will not be or are not consummated at the Closing; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall notify the undersigned of the termination of the Transaction Agreement promptly after the termination of such agreement.

9.            Trust Account Waiver. The undersigned acknowledges that the Company is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving the Company and one or more businesses or assets. The undersigned further acknowledges that, as described in the Company’s prospectus relating to its initial public offering dated February 12, 2018 (the “Prospectus”) available at www.sec.gov, substantially all of the Company’s assets consist of the cash proceeds of the Company’s initial public offering and private placement of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of the Company, its public shareholders and the underwriter of the Company’s initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its tax obligations, if any, and for working capital, the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus. For and in consideration of the Company entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby irrevocably waives any and all right, title and interest, or any claim of any kind it has or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account as a result of, or arising out of, this Subscription Agreement. For the avoidance of doubt, the foregoing sentence shall not waive any right the undersigned may have to monies in the Trust Account to the extent that it redeems any Class A ordinary shares of the Company in connection with the Transaction.

10.         Miscellaneous.

a.             Neither this Subscription Agreement nor any rights that may accrue to the undersigned hereunder (other than the Shares acquired hereunder, if any) may be transferred or assigned without the prior written consent of the other party hereto .

b.             The Company may request from the undersigned such additional information as the Company may reasonably deem necessary to evaluate the eligibility of the undersigned to acquire the Shares, and the undersigned shall provide such information as may reasonably be requested, to the extent readily available and to the extent consistent with its internal policies and procedures. The undersigned acknowledges that the Company shall file a copy of this Subscription Agreement with the SEC as an exhibit to a periodic report of the Company.

c.             The undersigned acknowledges that the Company, the Placement Agent and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, the undersigned agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate in any material respect. The undersigned agrees that each purchase by the undersigned of Shares from the Company will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the undersigned as of the time of such purchase.

d.             The Company is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

e.             All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

f.              This Subscription Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought. No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

g.             This Subscription Agreement (including the schedules and exhibits hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. This Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns.

h.             Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

i.              If any provision of this Subscription Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

j.              This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

k.             The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

l.              THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS SUBSCRIPTION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

11.         Non-Reliance and Exculpation. The undersigned acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, the Company, DMS, Citigroup Global Markets Inc., any of its affiliates or any of its or their control persons, officers, directors and employees), other than the statements, representations and warranties contained in this Subscription Agreement, in making its investment or decision to invest in the Company pursuant to this Subscription

Agreement. The undersigned agrees that neither (i) any other purchaser pursuant to this Subscription Agreement or any other subscription agreement related to the private placement of the Shares (including the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser) nor (ii) Citigroup Global Markets Inc., its affiliates or any of its or their control persons, officers, directors or employees, shall be liable to any other purchaser pursuant to this Subscription Agreement or any other subscription agreement related to the private placement of the Shares for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares. For the avoidance of doubt, the foregoing agreements do not waive and shall not be deemed to waive any claims the undersigned has or may in the future have arising from its capacity as a shareholder of the Company or any successor entity.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Name of Investor:	State/Country of Formation or Domicile:

By:
Name:
Title:

Name in which Shares are to be registered (if different):	Date: ________, 2020

Investor’s EIN:

Business Address-Street:	Mailing Address-Street (if different):

City, State, Zip:	City, State, Zip:

Attn:	Attn:

Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:

Number of Shares subscribed for:

Aggregate Subscription Amount: $	Price Per Share: $10

You must pay the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice). To the extent the offering is oversubscribed, the number of Shares received may be less than the number of Shares subscribed for.

IN WITNESS WHEREOF, Leo Holdings Corp. has accepted this Subscription Agreement as of the date set forth below.

LEO HOLDINGS CORP.

By:
Name:
Title:

Date:             , 2020

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF THE UNDERSIGNED

A.	QUALIFIED INSTITUTIONAL BUYER STATUS
(Please check the applicable subparagraphs):

☐  We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “QIB”)).

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS
(Please check the applicable subparagraphs):

1.

☐  We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor.”

2. ☐ We are not a natural person.

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. The undersigned has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to the undersigned and under which the undersigned accordingly qualifies as an “accredited investor.”

☐  Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;

☐  Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐  Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

☐  Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐  Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or

☐  Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

This page should be completed by the undersigned

and constitutes a part of the Subscription Agreement.